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                                                                    EXHIBIT 32.2

            CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of QLT Inc., or the Company, on Form 10-K for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, or the Form 10-K,. I, Cameron R. Nelson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Form 10- K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 28, 2007

                                    /s/ Cameron R. Nelson
                                    -------------------------------------
                                    Cameron R. Nelson
                                    Vice President, Finance &
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)
                                    QLT Inc.